Exhibit 13.1

CERTIFICATION
(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002)

        In connection with the Annual Report on Form 20-F for the fiscal year ended November 30, 2003 of Stolt-Nielsen S.A. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Niels G. Stolt-Nielsen, Chief Executive Officer of the Company, certify, that:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June    , 2004

/s/ NIELS G. STOLT-NIELSEN Name: Niels G. Stolt-Nielsen Title: Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to Stolt-Nielsen S.A. and will be retained by Stolt-Nielsen S.A. and furnished to the Commission or its staff upon request.